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                                                                    EXHIBIT - 24


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                               POWER OF ATTORNEY
                       CORN PRODUCTS INTERNATIONAL, INC.
                          RETIREMENT SAVINGS PLAN AND
                       CORN PRODUCTS INTERNATIONAL, INC.
                  RETIREMENT SAVINGS PLAN FOR HOURLY EMPLOYEES
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         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director or officer of Corn Products International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint KONRAD SCHLATTER and MARCIA E. DOANE, and each of them, with full power to act without the other, as my true and lawful attorney-in-fact and agent, with full and several power of substitution, for and in my name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 with respect to the Corn Products International, Inc. Retirement Savings Plan and the Corn Products International, Inc. Retirement Savings Plan for Hourly Employees and any and all amendments (including post-effective amendments) to said Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 22nd day of March, 2000.


/s/ Ignacio Aranguren-Castiello           /s/ Bernard H. Kastory
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    Ignacio Aranguren-Castiello               Bernard H. Kastory


/s/ Alfred C. DeCrane, Jr.                /s/ William S. Norman
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    Alfred C. DeCrane, Jr.                    William S. Norman


/s/ William C. Ferguson                   /s/ Konrad Schlatter
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    William C. Ferguson                       Konrad Schlatter


/s/ Guenther E. Greiner                   /s/ Sam Scott
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    Guenther E. Greiner                       Sam Scott


/s/ Ronald M. Gross                       /s/ Clifford B. Storms
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    Ronald M. Gross                           Clifford B. Storms


/s/ Richard G. Holder
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    Richard G. Holder